Exhibit 99.5

SCHEDULE III	CONSOLIDATED REAL ESTATE AND ACCUMULATED DEPRECIATION

		Initial Cost (b)			Gross Amounts at Which Carried at December 31, 2008
Properties	Location	Land	Buildings and Improvements	Net Improvements (Retirement) since Acquisition	Land	Buildings and Improvements	Total (c)	Accumulated Depreciation at December 31, 2008	Year of Construction	Date of Acquisition	Net Rentable Square Feet (e)	Units	Depreciation Life (d)
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	$892,000	$3,481,000	$13,588,000	$892,000	$17,069,000	$17,961,000	$11,409,000	1960	May 1977	97,000		28 Years
51 Monroe Street	Maryland	$840,000	$10,869,000	$18,883,000	$840,000	$29,752,000	$30,592,000	$19,012,000	1975	Aug 1979	212,000		41 Years
515 King Street	Virginia	$4,102,000	$3,931,000	$4,768,000	$4,102,000	$8,699,000	$12,801,000	$3,185,000	1966	Jul 1992	73,000		50 Years
The Lexington Building	Maryland	$1,180,000	$1,262,000	$2,069,000	$1,180,000	$3,331,000	$4,511,000	$1,495,000	1970	Nov 1993	46,000		50 Years
The Saratoga Building	Maryland	$1,464,000	$1,554,000	$2,752,000	$1,464,000	$4,306,000	$5,770,000	$2,190,000	1977	Nov 1993	58,000		50 Years
Brandywine Center	Maryland	$718,000	$735,000	$1,597,000	$718,000	$2,332,000	$3,050,000	$1,130,000	1969	Nov 1993	36,000		50 Years
6110 Executive Boulevard	Maryland	$4,621,000	$11,926,000	$9,665,000	$4,621,000	$21,591,000	$26,212,000	$10,937,000	1971	Jan 1995	200,000		30 Years
1220 19th Street	Washington, DC	$7,803,000	$11,366,000	$3,997,000	$7,802,000	$15,364,000	$23,166,000	$6,940,000	1976	Nov 1995	101,000		30 Years
1600 Wilson Boulevard	Virginia	$6,661,000	$16,742,000	$10,764,000	$6,661,000	$27,506,000	$34,167,000	$9,460,000	1973	Oct 1997	166,000		30 Years
7900 Westpark Drive	Virginia	$12,049,000	$71,825,000	$28,993,000	$12,049,000	$100,818,000	$112,867,000	$36,608,000	1972/’86/’99	Nov 1997	525,000		30 Years
600 Jefferson Plaza	Maryland	$2,296,000	$12,188,000	$3,702,000	$2,296,000	$15,890,000	$18,186,000	$5,317,000	1985	May 1999	113,000		30 Years
1700 Research Boulevard	Maryland	$1,847,000	$11,105,000	$3,006,000	$1,847,000	$14,111,000	$15,958,000	$5,142,000	1982	May 1999	101,000		30 Years
Parklawn Plaza	Maryland	$714,000	$4,053,000	$1,030,000	$714,000	$5,083,000	$5,797,000	$1,756,000	1986	Nov 1999	40,000		30 Years
Wayne Plaza	Maryland	$1,564,000	$6,243,000	$7,307,000	$1,564,000	$13,550,000	$15,114,000	$3,496,000	1970	May 2000	92,000		30 Years
Courthouse Square	Virginia	0	$17,096,000	$3,429,000	0	$20,525,000	$20,525,000	$6,406,000	1979	Oct 2000	113,000		30 Years
One Central Plaza	Maryland	$5,480,000	$39,107,000	$9,747,000	$5,480,000	$48,854,000	$54,334,000	$14,391,000	1974	Apr 2001	266,000		30 Years
Atrium Building	Maryland	$3,182,000	$11,281,000	$2,257,000	$3,182,000	$13,538,000	$16,720,000	$3,971,000	1980	July 2002	80,000		30 Years
1776 G Street	Washington, DC	$31,500,000	$54,327,000	$1,877,000	$31,500,000	$56,204,000	$87,704,000	$12,477,000	1979	Aug 2003	263,000		30 Years
Albermarle Point	Virginia	$1,326,000	$18,211,000	$603,000	$1,326,000	$18,814,000	$20,140,000	$2,603,000	2001/03/’05	July 2005	89,000		30 Years
Dulles Station I	Virginia	$9,467,000	$1,225,000	$42,180,000	$9,467,000	$43,405,000	$52,872,000	$1,364,000	2007	Dec 2005	179,000		30 Years
Dulles Station II (f)	Virginia	$15,001,000	$494,000	$2,334,000	$15,001,000	$2,828,000	$17,829,000	0	n/a	Dec 2005	0		n/a
West Gude (a)	Maryland	$11,580,000	$43,240,000	$4,804,000	$11,580,000	$48,044,000	$59,624,000	$4,916,000	1984/86/88	Aug 2006	276,000		30 Years
The Crescent (a)	Maryland	$2,060,000	$9,451,000	$303,000	$2,061,000	$9,753,000	$11,814,000	$880,000	1989	Aug 2006	49,000		30 Years
The Ridges (a)	Maryland	$4,058,000	$19,207,000	$406,000	$4,058,000	$19,613,000	$23,671,000	$1,869,000	1990	Aug 2006	104,000		30 Years
6565 Arlington Boulevard	Virginia	$5,584,000	$23,195,000	$1,397,000	$5,584,000	$24,592,000	$30,176,000	$2,424,000	1967	Aug 2006	140,000		30 Years
Monument II	Virginia	$10,244,000	$65,205,000	$521,000	$10,244,000	$65,726,000	$75,970,000	$4,804,000	2000	Mar 2007	205,000		30 Years
Woodholme Center	Maryland	$2,194,000	$16,711,000	$321,000	$2,194,000	$17,032,000	$19,226,000	$1,097,000	1989	Jun 2007	74,000		30 Years
2000 M Street	Washington, DC	0	$61,101,000	$1,743,000	0	$62,844,000	$62,844,000	$2,741,000	1971	Dec 2007	227,000		30 Years
2445 M Street (a)	Washington, DC	$46,887,000	$106,743,000	$(7,000)	$46,887,000	$106,736,000	$153,623,000	$189,000	1986	Dec 2008	287,000		30 Years

		$195,314,000	$653,874,000	$184,036,000	$195,314,000	$837,910,000	$1,033,224,000	$178,209,000			4,212,000

SCHEDULE III	CONSOLIDATED REAL ESTATE AND ACCUMULATED DEPRECIATION

		Initial Cost (b)			Gross Amounts at Which Carried at December 31, 2008
Properties	Location	Land	Buildings and Improvements	Net Improvements (Retirement) since Acquisition	Land	Buildings and Improvements	Total (c)	Accumulated Depreciation at December 31, 2008	Year of Construction	Date of Acquisition	Net Rentable Square Feet (e)	Units	Depreciation Life (d)
Medical Office
Woodburn Medical Park I	Virginia	$2,563,000	$12,460,000	$3,204,000	$2,563,000	$15,664,000	$18,227,000	$5,121,000	1984	Nov 1998	72,000		30 Years
Woodburn Medical Park II	Virginia	$2,632,000	$17,574,000	$2,055,000	$2,632,000	$19,629,000	$22,261,000	$6,465,000	1988	Nov 1998	96,000		30 Years
8501 Arlington Boulevard (a)	Virginia	$2,071,000	$26,317,000	$274,000	$2,071,000	$26,591,000	$28,662,000	$5,084,000	2000	Oct 2003	92,000		30 Years
8503 Arlington Boulevard (a)	Virginia	$1,598,000	$25,850,000	$127,000	$1,598,000	$25,977,000	$27,575,000	$4,910,000	2001	Oct 2003	88,000		30 Years
8505 Arlington Boulevard (a)	Virginia	$2,819,000	$19,680,000	$145,000	$2,819,000	$19,825,000	$22,644,000	$3,788,000	2002	Oct 2003	75,000		30 Years
Shady Grove Medical II (a)	Maryland	$1,995,000	$16,601,000	$55,000	$1,995,000	$16,656,000	$18,651,000	$2,605,000	1999	Aug 2004	66,000		30 Years
8301 Arlington Boulevard	Virginia	$1,251,000	$6,589,000	$698,000	$1,251,000	$7,287,000	$8,538,000	$1,247,000	1965	Oct 2004	49,000		30 Years
Alexandria Professional Center	Virginia	$6,783,000	$19,676,000	$1,845,000	$6,783,000	$21,521,000	$28,304,000	$2,122,000	1968	Apr 2006	112,000		30 Years
9707 Medical Center Drive (a)	Maryland	$3,069,000	$11,777,000	$515,000	$3,069,000	$12,292,000	$15,361,000	$1,333,000	1994	Apr 2006	38,000		30 Years
15001 Shady Grove Road	Maryland	$4,094,000	$16,410,000	$611,000	$4,094,000	$17,021,000	$21,115,000	$1,767,000	1999	Apr 2006	51,000		30 Years
15005 Shady Grove Road (a)	Maryland	$4,186,000	$17,548,000	$121,000	$4,186,000	$17,669,000	$21,855,000	$1,605,000	2002	Jul 2006	52,000		30 Years
Plumtree Medical Center (a)	Maryland	$1,723,000	$5,749,000	$509,000	$1,723,000	$6,258,000	$7,981,000	$612,000	1991	Jun 2006	33,000		30 Years
2440 M Street	Washington, DC	$12,500,000	$37,321,000	$2,169,000	$12,500,000	$39,490,000	$51,990,000	$3,049,000	1986/06	Mar 2007	110,000		30 Years
Woodholme Medical Center (a)	Maryland	$3,744,000	$24,587,000	$853,000	$3,744,000	$25,440,000	$29,184,000	$1,705,000	1996	Jun 2007	125,000		30 Years
Ashburn Farm Professional Cntr (a)	Virginia	$3,770,000	$19,200,000	$484,000	$3,770,000	$19,684,000	$23,454,000	$1,210,000	1998/00/02	Jun 2007	75,000		30 Years
CentreMed I & II	Virginia	$2,062,000	$12,506,000	$702,000	$2,062,000	$13,208,000	$15,270,000	$676,000	1998	Aug 2007	51,000		30 Years
4661 Kenmore Avenue (f)	Virginia	$3,764,000	0	$1,051,000	$4,815,000		$4,815,000	0	n/a	Aug 2007	0		n/a
Sterling Medical Office Bldg	Virginia	$970,000	$5,274,000	$337,000	$970,000	$5,611,000	$6,581,000	$169,000	1986	May 2008	36,000		30 Years

		$61,594,000	$295,119,000	$15,755,000	$62,645,000	$309,823,000	$372,468,000	$43,468,000			1,221,000

SCHEDULE III	CONSOLIDATED REAL ESTATE AND ACCUMULATED DEPRECIATION

		Initial Cost (b)			Gross Amounts at Which Carried at December 31, 2008
Properties	Location	Land	Buildings and Improvements	Net Improvements (Retirement) since Acquisition	Land	Buildings and Improvements	Total (c)	Accumulated Depreciation at December 31, 2008	Year of Construction	Date of Acquisition	Net Rentable Square Feet (e)	Units	Depreciation Life (d)
Retail Centers
Takoma Park	Maryland	$415,000	$1,084,000	$95,000	$415,000	$1,179,000	$1,594,000	$1,062,000	1962	Jul 1963	51,000		50 Years
Westminster	Maryland	$519,000	$1,775,000	$9,392,000	$519,000	$11,167,000	$11,686,000	$4,563,000	1969	Sep 1972	150,000		37 Years
Concord Centre	Virginia	$413,000	$850,000	$3,278,000	$413,000	$4,128,000	$4,541,000	$2,593,000	1960	Dec 1973	76,000		33 Years
Wheaton Park	Maryland	$796,000	$857,000	$4,047,000	$796,000	$4,904,000	$5,700,000	$2,573,000	1967	Sep 1977	72,000		50 Years
Bradlee	Virginia	$4,152,000	$5,383,000	$7,762,000	$4,152,000	$13,145,000	$17,297,000	$7,516,000	1955	Dec 1984	168,000		40 Years
Chevy Chase Metro Plaza	Washington, DC	$1,549,000	$4,304,000	$4,171,000	$1,549,000	$8,475,000	$10,024,000	$4,432,000	1975	Sep 1985	49,000		50 Years
Montgomery Village Center	Maryland	$11,625,000	$9,105,000	$2,174,000	$11,625,000	$11,279,000	$22,904,000	$3,891,000	1969	Dec 1992	198,000		50 Years
Shoppes of Foxchase	Virginia	$5,838,000	$2,979,000	$12,922,000	$5,838,000	$15,901,000	$21,739,000	$2,508,000	1960	Jun 1994	134,000		50 Years
Frederick County Square	Maryland	$6,561,000	$6,830,000	$2,384,000	$6,561,000	$9,214,000	$15,775,000	$4,487,000	1973	Aug 1995	227,000		30 Years
800 S. Washington Street	Virginia	$2,904,000	$5,489,000	$5,352,000	$2,904,000	$10,841,000	$13,745,000	$1,880,000	1951/’55/’59/’90	Jun 1998	47,000		30 YEars
Centre at Hagerstown	Maryland	$13,029,000	$25,415,000	$433,000	$13,029,000	$25,848,000	$38,877,000	$5,969,000	2000	Jun 2002	332,000		30 Years
Frederick Crossing (a)	Maryland	$12,759,000	$35,477,000	$650,000	$12,759,000	$36,127,000	$48,886,000	$5,085,000	1999-2003	Mar 2005	295,000		30 Years
Randolph Shopping Center	Maryland	$4,928,000	$13,025,000	$686,000	$4,928,000	$13,711,000	$18,639,000	$1,426,000	1972	May 2006	82,000		30 Years
Montrose Shopping Center	Maryland	$11,612,000	$22,410,000	$1,708,000	$11,612,000	$24,118,000	$35,730,000	$2,294,000	1970	May 2006	147,000		30 Years

		$77,100,000	$134,983,000	$55,054,000	$77,100,000	$190,037,000	$267,137,000	$50,279,000			2,028,000

Multifamily Properties
3801 Connecticut Avenue (a)	Washington, DC	$420,000	$2,678,000	$7,388,000	$420,000	$10,066,000	$10,486,000	$7,084,000	1951	Jan 1963	177,000	307	30 Years
Roosevelt Towers (a)	Virginia	$336,000	$1,996,000	$8,620,000	$336,000	$10,616,000	$10,952,000	$5,296,000	1964	May 1965	168,000	190	40 Years
Country Club Towers (a)	Virginia	$299,000	$2,562,000	$12,932,000	$299,000	$15,494,000	$15,793,000	$6,549,000	1965	Jul 1969	159,000	227	35 Years
Park Adams (a)	Virginia	$287,000	$1,654,000	$7,523,000	$287,000	$9,177,000	$9,464,000	$5,519,000	1959	Jan 1969	172,000	200	35 Years
Munson Hill Towers (a)	Virginia	$322,000	$3,337,000	$13,268,000	$322,000	$16,605,000	$16,927,000	$9,436,000	1963	Jan 1970	259,000	279	33 Years
The Ashby at McLean (a)	Virginia	$4,356,000	$17,102,000	$12,749,000	$4,356,000	$29,851,000	$34,207,000	$12,387,000	1982	Aug 1996	252,000	250	30 Years
Walker House Apartments (a)	Maryland	$2,851,000	$7,946,000	$5,641,000	$2,851,000	$13,587,000	$16,438,000	$6,047,000	1971/03	Mar 1996	159,000	212	30 Years
Bethesda Hill Apartments (a)	Maryland	$3,900,000	$13,412,000	$10,824,000	$3,900,000	$24,236,000	$28,136,000	$8,536,000	1986	Nov 1997	226,000	194	30 Years
Avondale	Maryland	$3,460,000	$9,244,000	$4,524,000	$3,460,000	$13,768,000	$17,228,000	$4,701,000	1987	Sep 1999	170,000	236	30 Years
Bennett Park	Virginia	$2,861,000	$917,000	$78,105,000	$4,774,000	$77,109,000	$81,883,000	$4,732,000	2007	Feb 2001	269,000	224	28 Years
The Clayborne	Virginia	$269,000	0	$30,229,000	$699,000	$29,799,000	$30,498,000	$1,678,000	2008	Jun 2003	92,000	74	26 Years
The Kenmore	Washington, DC	$28,222,000	$33,955,000	$102,000	$28,222,000	$34,057,000	$62,279,000	$392,000	1948	Sep 2008	264,000	374	30 Years

		$47,583,000	$94,803,000	$191,905,000	$49,926,000	$284,365,000	$334,291,000	$72,357,000			2,367,000	2,767

SCHEDULE III	CONSOLIDATED REAL ESTATE AND ACCUMULATED DEPRECIATION

		Initial Cost (b)			Gross Amounts at Which Carried at December 31, 2008
Properties	Location	Land	Buildings and Improvements	Net Improvements (Retirement) since Acquisition	Land	Buildings and Improvements	Total (c)	Accumulated Depreciation at December 31, 2008	Year of Construction	Date of Acquisition	Net Rentable Square Feet (e)	Units	Depreciation Life (d)
Industrial Properties
Fullerton Business Center	Virginia	$950,000	$3,317,000	$1,231,000	$950,000	$4,548,000	$5,498,000	$2,277,000	1980	Sep 1985	104,000		50 Years
Charleston Busines Center	Maryland	$2,045,000	$2,091,000	$798,000	$2,045,000	$2,889,000	$4,934,000	$1,053,000	1973	Nov 1993	85,000		50 Years
Tech 100 Industrial Park	Maryland	$2,086,000	$4,744,000	$2,277,000	$2,086,000	$7,021,000	$9,107,000	$3,168,000	1990	May 1995	166,000		30 Years
Crossroads Distribution Center	Maryland	$894,000	$1,946,000	$915,000	$894,000	$2,861,000	$3,755,000	$1,286,000	1987	Dec 1995	85,000		30 Years
The Alban Business Center	Virginia	$878,000	$3,298,000	$692,000	$878,000	$3,990,000	$4,868,000	$1,819,000	1981/’82	Oct 1996	87,000		30 Years
Ammendale Technology Park I	Maryland	$1,335,000	$6,466,000	$2,163,000	$1,335,000	$8,629,000	$9,964,000	$3,700,000	1985	Feb 1997	167,000		30 Years
Ammendale Technology Park II	Maryland	$862,000	$4,996,000	$1,972,000	$862,000	$6,968,000	$7,830,000	$2,824,000	1986	Feb 1997	109,000		30 Years
Pickett Industrial Park	Virginia	$3,300,000	$4,920,000	$1,671,000	$3,300,000	$6,591,000	$9,891,000	$2,629,000	1973	Oct 1997	246,000		30 Years
Northern Virginia Industrial Park	Virginia	$4,971,000	$25,670,000	$10,790,000	$4,971,000	$36,460,000	$41,431,000	$14,839,000	1968/91	May 1998	787,000		30 Years
8900 Telegraph Road	Virginia	$372,000	$1,489,000	$160,000	$372,000	$1,649,000	$2,021,000	$661,000	1985	Sep 1998	32,000		30 Years
Dulles South IV	Virginia	$913,000	$5,997,000	$1,445,000	$913,000	$7,442,000	$8,355,000	$2,192,000	1988	Jan 1999	83,000		30 Years
Sully Square	Virginia	$1,052,000	$6,506,000	$1,160,000	$1,052,000	$7,666,000	$8,718,000	$2,334,000	1986	Apr 1999	95,000		30 Years
Amvax	Maryland	$246,000	$1,987,000	$(2,000)	$246,000	$1,985,000	$2,231,000	$615,000	1986	Sep 1999	31,000		30 Years
Fullerton Industrial Center	Virginia	$2,465,000	$8,397,000	$654,000	$2,465,000	$9,051,000	$11,516,000	$1,871,000	1980/82	Jan 2003	137,000		30 Years
8880 Gorman Road	Maryland	$1,771,000	$9,230,000	$322,000	$1,771,000	$9,552,000	$11,323,000	$1,510,000	2000	Mar 2004	141,000		30 Years
Dulles Business Park (a)	Virginia	$6,085,000	$50,504,000	$2,177,000	$6,085,000	$52,681,000	$58,766,000	$8,606,000	1999/04/05	Dec 04/Apr 05	324,000		30 Years
Albemarle Point Place	Virginia	$6,159,000	$40,154,000	$449,000	$6,159,000	$40,603,000	$46,762,000	$5,444,000	2001/03/05	Jul 2005	207,000		30 Years
Hampton	Maryland	$7,048,000	$16,223,000	$791,000	$7,048,000	$17,014,000	$24,062,000	$2,095,000	1989/05	Feb 2006	300,000		30 Years
9950 Business Parkway	Maryland	$2,035,000	$9,236,000	$272,000	$2,035,000	$9,508,000	$11,543,000	$1,029,000	2005	May 2006	102,000		30 Years
270 Technology Park	Maryland	$4,704,000	$21,115,000	$152,000	$4,704,000	$21,267,000	$25,971,000	$1,786,000	1986/87	Feb 2007	157,000		30 Years
6100 Columbia Park Drive	Maryland	$4,724,000	$5,519,000	$737,000	$4,724,000	$6,256,000	$10,980,000	$190,000	1969	Feb 2008	150,000		30 Years

		$54,895,000	$233,805,000	$30,826,000	$54,895,000	$264,631,000	$319,526,000	$61,928,000			3,595,000

Total		$436,486,000	$1,412,584,000	$477,576,000	$439,880,000	$1,886,766,000	$2,326,646,000	$406,241,000			13,423,000	2,767

Notes

a)	At December 31, 2008, our properties were encumbered by non-recourse mortgage amounts as follows: $32,815,000 on West Gude Drive, $22,277,000 on The Ridges and The Crescent, $91,830,000 on 2445 M Street, $45,811,000 on Prosperity Medical Center, $9,992,000 on Shady Grove Medical Village, $5,278,000 on 9707 Medical Center Drive, $8,468,000 on 15005 Shady Grove Road, $4,684,000 on Plum Tree Medical Center, $20,897,000 on Woodholme Medical Center, $5,291,000 on Ashburn Farm Office Park II, $23,304,000 on Frederick Crossing, $8,360,000 on Roosevelt Towers, $7,755,000 on Country Club Towers, $9,625,000 on Park Adams, $10,560,000 on Munson Hill Towers, $13,700,000 on the Ashby, $35,399,000 on 3801 Connecticut Avenue, $16,531,000 on Walker House, $29,099,000 on Bethesda Hill and $19,610,000 on Dulles Business Park.

b)	The purchase cost of real estate investments has been divided between land and buildings and improvements on the basis of management’s determination of the relative fair values.

c)	At December 31, 2008, total land, buildings and improvements are carried at $2,457,864,000 for federal income tax purposes.

d)	The useful life shown is for the main structure. Buildings and improvements are depreciated over various useful lives ranging from 3 to 50 years.

e)	Residential properties are presented in gross square feet.

f)	As of December 31, 2008, WRIT had under development an office project with 360,000 square feet of office space and a parking garage to be developed in Herndon, VA (Dulles Station Phase II). WRIT also held a 0.8 acre parcel of land at 4661 Kenmore for future medical office development. Additionally, WRIT had investments in various smaller development or redevelopment projects. The total land value not yet placed in service of our development projects at December 31, 2008 was $19.8 million.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES

SUMMARY OF REAL ESTATE INVESTMENTS AND ACCUMULATED DEPRECIATION

(IN THOUSANDS)

The following is a reconciliation of real estate assets and accumulated depreciation for the years ended December 31, 2008, 2007 and 2006:

(In Thousands)	2008	2007	2006
Real estate assets
Balance, beginning of period	$2,093,268	$1,716,457	$1,309,160
Additions - property acquisitions*	219,380	313,355	295,853
- improvements*	45,105	106,805	111,784
Deductions - write-off of disposed assets	(1,004)	(454)	(340)
Deductions - property sales	(30,103)	(42,895)	—

Balance, end of period	$2,326,646	$2,093,268	$1,716,457

Accumulated depreciation
Balance, beginning of period	$338,468	$290,003	$240,153
Additions - depreciation	75,254	62,274	50,190
Deductions - write-off of disposed assets	(1,004)	(454)	(340)
Deductions - property sales	(6,477)	(13,355)	—

Balance, end of period	$406,241	$338,468	$290,003

*	Includes non-cash accruals for capital items and assumed mortgages.